                               POWER OF ATTORNEY
                               -----------------
                   RIVESOURCE LIFE INSURANCE CO. OF NEW YORK
                   -----------------------------------------

             Gumer C. Alvero                 Gregory C. Johnson
             Timothy V. Bechtold             Jean B. Keffeler
             Maureen A. Buckley              Thomas R. McBurney
             Rodney P. Burwell               Jeryl A. Millner
             Robert R. Grew                  Thomas V. Nicolosi
             Martin T. Griffin               Michael R. Woodward
             Ronald L. Guzior                David K. Stewart

Do hereby jointly and severally authorize Chris R. Long, Mary Ellyn Minenko, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Heather M. Somers or Rodney J. Vessels to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 2nd day of January, 2007.

/s/      Gumer C. Alvero
   --------------------------------------------------          --------------------------------------------------
         Gumer C. Alvero                                             Gregory C. Johnson
         Director and Senior Vice President - Annuities              Director


/s/      Timothy V. Bechtold                                /s/      Jean B. Keffeler
   --------------------------------------------------          --------------------------------------------------
         Timothy V. Bechtold                                         Jean B. Keffeler
         Director, President and Chief Executive                     Director
         Officer


/s/      Maureen A. Buckley                                 /s/      Thomas R. McBurney
   --------------------------------------------------          --------------------------------------------------
         Maureen A. Buckley                                          Thomas R. McBurney
         Director, Vice President, Chief Operating                   Director
         Officer, Consumer Affairs Officer, Claims
         Officer and Anti-Money Laundering Officer


/s/      Rodney P. Burwell                                   /s/     Jeryl A. Millner
   --------------------------------------------------          --------------------------------------------------
         Rodney P. Burwell                                           Jeryl A. Millner
         Director                                                    Director


/s/      Robert R. Grew
   --------------------------------------------------          --------------------------------------------------
         Robert R. Grew                                              Thomas V. Nicolosi
         Director                                                    Director


                                                             /s/     Michael R. Woodward
   --------------------------------------------------          --------------------------------------------------
         Martin T. Griffin                                           Michael R. Woodward
         Director                                                    Director


/s/      Ronald L. Guzior                                    /s/     David K. Stewart
   --------------------------------------------------          --------------------------------------------------
         Ronald L. Guzior                                            David K. Stewart
         Director                                                    Vice President and Controller

                                    RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
                                REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

-------------------------------------------------------------------------------------------------------------
                                                                                        1933       1940
                                                                                        Act No.    Act No.
-------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                                 811-07475
-------------------------------------------------------------------------------------------------------------
Privileged Assets Select Annuity                                                        333-xxxx
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                                 811-07511
-------------------------------------------------------------------------------------------------------------
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio                    333-xxx
-------------------------------------------------------------------------------------------------------------
RiverSource AccessChoice Select Variable Annuity                                        333-xxx
-------------------------------------------------------------------------------------------------------------
RiverSource Endeavor Select Variable Annuity                                            333-xxx
-------------------------------------------------------------------------------------------------------------
RiverSource FlexChoice Select Variable Annuity                                          333-xxx
-------------------------------------------------------------------------------------------------------------
RiverSource Innovations Select Variable Annuity                                         333-xxx
-------------------------------------------------------------------------------------------------------------
RiverSource Innovations Variable Annuity                                                333-xxx
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK ACCOUNT 4                                                                  811-3500
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Retirement & Combination Annuities                                 2-78194
-------------------------------------------------------------------------------------------------------------
RiverSource Employee Benefit Annuity                                                    33-52567
-------------------------------------------------------------------------------------------------------------
RiverSource Flexible Annuity                                                            33-4174
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK ACCOUNT 7                                                                  811-4913
-------------------------------------------------------------------------------------------------------------
RiverSource Single Premium Variable Life Insurance Policy                               33-10334
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK ACCOUNT 8
-------------------------------------------------------------------------------------------------------------
RiverSource Succession Select Variable Life Insurance                                   333-42257
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Universal Life Insurance                                           33-15290
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Second-To-Die Life Insurance                                       33-62457
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Universal Life III                                                 333-44644
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV -
Estate Series                                                                           333-44644
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                                   811-07623
-------------------------------------------------------------------------------------------------------------
RiverSource Flexible Portfolio Annuity                                                  33-62407
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Variable Annuity                                         333-79311
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                        1933       1940
                                                                                        Act No.    Act No.
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement
Advisor Select Plus Variable Annuity                                                    333-79311
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement
Advisor Select Plus Variable Annuity                                                    333-79311
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4
Access Variable Annuity                                                                 333-79311
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                                811-6560
-------------------------------------------------------------------------------------------------------------
RiverSource Symphony Annuity                                                            33-45776
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------